EXHIBIT 10.4
EXECUTION COPY
SECOND AMENDMENT TO THE SECOND AMENDED AND RESTATED
CREDIT AND SECURITY AGREEMENT
     This SECOND AMENDMENT TO THE SECOND AMENDED AND RESTATED CREDIT AND SECURITY AGREEMENT, dated as of February 12, 2008 (this “Amendment”), is entered into by and among:
     (i) BELL MICROPRODUCTS FUNDING CORPORATION, a Delaware corporation, as borrower (the “Borrower”);
     (ii) BELL MICROPRODUCTS INC., a California corporation, as servicer (the “Servicer”);
     (iii) VARIABLE FUNDING CAPITAL COMPANY LLC, a Delaware limited liability company, as a Lender (“VFCC”);
     (iv) WACHOVIA BANK, NATIONAL ASSOCIATION (“Wachovia”), as agent for the Lenders (the “Agent”) and as Lender Group Agent and Liquidity Bank for the Lender Group of which VFCC is a party; and
     (v) GENERAL ELECTRIC CAPITAL CORPORATION (“GECC”), as a Lender and as Lender Group Agent and Liquidity Bank for the Lender Group of which GECC is a party.
     Capitalized terms used but not otherwise defined herein have the respective meanings set forth in the Credit and Security Agreement (as defined below).
BACKGROUND
     WHEREAS, the parties hereto have entered into that certain Second Amended and Restated Credit and Security Agreement, dated as of May 14, 2007 (as amended, restated, supplemented or otherwise modified to the date hereof, the “Credit and Security Agreement”);
     WHEREAS, the parties hereto desire to amend the Credit and Security Agreement in certain respects as provided herein; and
     WHEREAS, in connection with this Amendment, the Borrower will enter into amended and restated Fee Letters, dated as of the date hereof, with each of (i) the members of the VFCC Group and (ii) the members of the GECC Group (such amended and restated fee letters, each an “A&R Fee Letter” and together, the “A&R Fee Letters”);
     NOW THEREFORE, in consideration of the premises and the other mutual covenants contained herein, the parties hereto agree as follows:
     SECTION 1. Amendments. The Credit and Security Agreement is amended as follows:
     (a) The last sentence of Section 7.1(a)(i) of the Credit and Security Agreement is amended and restated in its entirety as follows:

“Notwithstanding the foregoing, the Servicer shall deliver its annual audited financial statements for its 2006 and 2007 fiscal years on or before September 30, 2008.”
     (b) Sections 7.1(a)(xii), 9.1(t), 9.1(u), 9.1(v) and 9.1(z) of the Credit and Security Agreement are each amended by deleting the date “March 17, 2008” where it appears therein and substituting the date “September 30, 2008” therefor.
     (c) Clause (ii) of the first sentence of the definition of “LIBO Rate” set forth in Exhibit I to the Credit and Security Agreement is amended and restated in its entirety as follows:
“(ii) on any day (A) prior to the occurrence of a Delisting Event, (x) prior to November 28, 2008, 1.50% per annum, and (y) at all times on and after November 28, 2008, 2.40% per annum, and (B) from and after the date on which any Delisting Event occurs, (x) prior to November 28, 2008, 2.25% per annum, and (y) at all times on and after November 28, 2008, 2.40% per annum”
     SECTION 2. Representations and Warranties. Each of the Borrower and the Servicer hereby represents and warrants that:
     (a) all representations and warranties of such Person set forth in the Credit and Security Agreement (as amended hereby) are true and correct as of the date hereof (unless stated to relate solely to an earlier date, in which case such representations and warranties were true and correct as of such earlier date);
     (b) no Amortization Event or Unmatured Amortization Event has occurred and is continuing as of the date hereof;
     (c) the execution and delivery by such Person of this Amendment and such Person’s performance of its obligations under the Credit and Security Agreement (as amended hereby) are within its corporate powers and have been duly authorized by all necessary corporate action on its part, and
     (d) each of this Amendment, the Credit and Security Agreement (as amended hereby) and, with respect to the Borrower, each A&R Fee Letter is the valid and legally binding obligation of such Person, enforceable against such Person in accordance with its terms.
     SECTION 3. Conditions to Effectiveness. This Amendment shall be effective as of the date hereof upon the later to occur of (a) receipt by the Agent and each of the Lender Group Agents of counterparts to this Amendment and the A&R Fee Letters (or copies thereof) duly executed by each of the other parties hereto and thereto (as applicable) and (b) the Borrower’s payment in full to each Lender Group Agent of the Amendment Fee (as defined in the applicable A&R Fee Letter) due to such Lender Group Agent pursuant to the applicable A&R Fee Letter.
     SECTION 4. Effect of Amendment; Ratification. Except as specifically amended hereby, the Credit and Security Agreement shall remain in full force and effect. This Amendment shall neither (i) constitute a novation of the Credit and Security Agreement, but shall constitute an amendment thereof nor (ii) operate as a waiver of any right, power or remedy

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of the Agent or any of the Lender Group Agents or any other Secured Party under the Credit Agreement or any of the other Transaction Documents. Upon the effectiveness of this Amendment, each reference in the Credit and Security Agreement to “this Agreement”, “hereunder”, “hereof”, “herein”, or words of like import shall mean and be a reference to the Credit and Security Agreement as amended hereby, and each reference to the Credit and Security Agreement in any other Transaction Document or any other document, instrument or agreement, executed and/or delivered in connection with any Transaction Document shall mean and be a reference to the Credit and Security Agreement as amended hereby.
     SECTION 5. Successors and Assigns. This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.
     SECTION 6. Counterparts; Delivery. This Amendment may be executed in any number of counterparts, and by the different parties hereto on the same or separate counterparts, each of which shall be deemed to be an original instrument but all of which together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by facsimile or other electronic means shall be effective as delivery of a manually executed counterpart of this Amendment.
     SECTION 7. Headings. The descriptive headings of the various sections of this Amendment are inserted for convenience of reference only and shall not be deemed to affect the meaning or construction of any of the provisions hereof
     SECTION 8. GOVERNING LAW. THIS AMENDMENT (INCLUDING, BUT NOT LIMITED TO, THE VALIDITY AND ENFORCEABILITY HEREOF) SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAW THEREOF OTHER THAN SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW.
     SECTION 9. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES TRIAL BY JURY IN ANY JUDICIAL PROCEEDING INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER (WHETHER SOUNDING IN TORT, CONTRACT OR OTHERWISE) IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH THIS AMENDMENT, THE CREDIT AND SECURITY AGREEMENT, ANY DOCUMENT EXECUTED BY ANY LOAN PARTY PURSUANT HERETO OR THERETO OR THE RELATIONSHIP ESTABLISHED HEREUNDER OR THEREUNDER.
[Signature pages follow.]

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     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their duly authorized officers as of the date hereof.

BELL MICROPRODUCTS FUNDING CORPORATION
as Borrower

By:	/s/ Karl Steffen

Name:	Karl Steffen
Title:	Chief Financial Officer

BELL MICROPRODUCTS INC.
as Servicer

By:	/s/ James E. Illson

Name:	James E. Illson
Title:	Chief Operating Officer and President — Americas
2nd Amendment to 2nd A&R CSA

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VARIABLE FUNDING CAPITAL COMPANY LLC
as a Lender

By:	Wachovia Capital Markets, LLC, as Attorney-in-Fact

By:	/s/ Douglas R. Wilson, Sr.

Name:	Douglas R. Wilson, Sr.
Title:	Director

WACHOVIA BANK, NATIONAL ASSOCIATION as a Liquidity Bank, as Lender Group Agent for the Lender Group of which VFCC is a member and as Agent

By:	/s/ Michael J. Landry

Name:	Michael J. Landry
Title:	Vice President
2nd Amendment to 2nd A&R CSA

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GENERAL ELECTRIC CAPITAL CORPORATION, as a Lender, as Lender Group Agent for the Lender Group of which GECC is a member, as a Liquidity Bank and as a Conduit

By:	/s/ David C. Johnson

Name:	David C. Johnson
Title:	Duly Authorized Signatory
2nd Amendment to 2nd A&R CSA

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